UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2019

ZOGENIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 500, Emeryville, CA	94608
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 550-8300
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZGNX	The Nasdaq Global Market
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2019, at the Annual Meeting of Stockholders of Zogenix, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2010 Equity Incentive Award Plan (the “Restated Plan”). The Restated Plan provided an increase in the number of shares of common stock reserved for issuance pursuant to awards granted under the Company’s 2010 Equity Incentive Award Plan (the “2010 Plan”) from 7,500,000 to 11,500,000 and an extension of the term of the 2010 Plan to 2029. In addition, the Restated Plan eliminated the “evergreen provision” that provided for an annual increase in the number of shares available for issuance under the 2010 Plan on January 1 of each year during its initial ten-year term. The foregoing description of the Restated Plan is qualified in its entirety by reference to the full text of the plan filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders
The Company’s Annual Meeting of Stockholders was held on May 22, 2019. Represented at the meeting were 40,101,466 shares, or 94.56%, of the Company’s 42,406,959 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.
Proposal 1 — Election of Directors
The Company’s stockholders elected each of the following directors to hold office until the 2022 Annual Meeting of Stockholders with each receiving the following votes:

Director Name	For	Against	Abstained	Broker Non-Votes
Erle T. Mast	34,982,274	2,887,142	11,230	2,220,820
Renee P. Tannenbaum, Pharm D.	37,324,743	543,541	12,362	2,220,820
In addition to the directors elected above, Louis C. Bock, James B. Breitmeyer, M.D., Ph.D., Stephen J. Farr, Ph.D., Cam L. Garner and Mark Wiggins continue to serve as directors after the annual meeting.
Proposal 2 — Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2019
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, with the following vote:

For	Against	Abstained
40,012,574	79,056	9,836
Proposal 3 — Advisory Vote to Approve Compensation of the Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2019 Proxy Statement, with the following vote:

For	Against	Abstained	Broker Non-Votes
35,505,846	2,335,294	39,506	2,220,820
Proposal 4 — Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock
The Company’s stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock with the following vote:

For	Against	Abstained
39,041,956	853,691	205,819

Proposal 5 — Approval of Amendment and Restatement of 2010 Equity Incentive Award Plan
The Company’s stockholders approved the amendment and restatement of 2010 Equity Incentive Plan with the following vote:

For	Against	Abstained	Broker Non-Votes
26,187,149	11,663,325	30,172	2,220,820
Item 9.01    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed herewith:

10.1	Zogenix, Inc. 2010 Equity Incentive Award Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date:	May 22, 2019	By:	/s/ Michael P. Smith
		Name:	Michael P. Smith
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary